MFS SERIES TRUST X

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                              TERMINATION OF SERIES


      Pursuant  to  Section  9.3(b)  of  the Amended and Restated Declaration of

Trust dated December 16, 2004, as amended  (the  "Declaration"),  of  MFS Series

Trust  X,  a  business  trust  organized  under the laws of The Commonwealth  of

Massachusetts (the "Trust"), the undersigned,  constituting  a  majority  of the

Trustees of the Trust, do hereby certify that MFS Absolute Return Fund, a series of the Trust, has been terminated.




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IN  WITNESS  WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of May 29, 2018 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

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|                                     |                             |
|                                     |                             |
|STEVEN E. BULLER                     |ROBERT J. MANNING            |
|Steven E. Buller                     |Robert J. Manning            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington AvenueBoston, MA 02199|111 Huntington Avenue        |
|                                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|JOHN A. CAROSELLI                    |CLARENCE OTIS, JR.           |
|John A. Caroselli                    |Clarence Otis, Jr.           |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MAUREEN R. GOLDFARB                  |MARYANNE L. ROEPKE           |
|Maureen R. Goldfarb                  |Maryanne L. Roepke           |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|DAVID H. GUNNING                     |ROBIN A. STEMACH             |
|PersonNameDavid H. Gunning           |Robin A. Stelmach            |
|c/o MFS Investment Management        |MFS Investment Management    |
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                                     |                             |
|                                     |                             |
|MICHAEL HEGARTY                      |LAURIE J. THOMSEN            |
|Michael Hegarty                      |Laurie J. Thomsen            |
|c/o MFS Investment Management        |c/o MFS Investment Management|
|111 Huntington Avenue                |111 Huntington Avenue        |
|Boston, MA 02199                     |Boston, MA 02199             |
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|                             |
|                             |
|JOHN P. KAVANAUGH            |
|John P. Kavanaugh            |
|c/o MFS Investment Management|
|111 Huntington Avenue        |
|Boston, MA 02199             |
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